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                                                                   EXHIBIT 23.01


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-45092, 333-40848, 333-40842, 333-66457,
333-66455 and 333-66429) and Form S-3 (No. 333-42620) of Brooks Automation, Inc.
of our report dated November 15, 2000 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Boston, Massachusetts
December 22, 2000